UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_____________________________________________
FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 16, 2015

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MPLX LP
(Exact name of registrant as specified in its charter)

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Delaware	001-35714	45-5010536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 E. Hardin Street Findlay, Ohio	45840
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 672-6500
(Former name or former address, if changed since last report)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Merger Agreement Second Amendment
On July 11, 2015, MPLX LP (“MPLX”), MarkWest Energy Partners, L.P. (“MWE”), MPLX GP LLC, the general partner of MPLX (“MPLX GP”), Sapphire Holdco LLC, a wholly owned subsidiary of MPLX (“Merger Sub”) and, for certain limited purposes set forth in the Amended Merger Agreement (defined below), Marathon Petroleum Corporation, the indirect parent of MPLX and MPLX GP (“MPC”), entered into an agreement and plan of merger (the “Original Merger Agreement”), pursuant to which Merger Sub will merge with and into MWE, with MWE continuing as the surviving entity and becoming a wholly owned subsidiary of MPLX (the “Merger”). On November 10, 2015, MPLX, MPLX GP, MPC, MWE and Merger Sub entered into an amendment to the Original Merger Agreement (the “First Amendment”) pursuant to which the cash portion of the proposed merger consideration was increased from $675 million in the aggregate to $1,075 million. On November 16, 2015, MPLX, MPLX GP, MPC, MWE and Merger Sub entered into a second amendment to the Original Merger Agreement (the “Second Amendment”; and the Original Merger Agreement, as amended by the First Amendment and the Second Amendment, being referred to as the “Amended Merger Agreement”) pursuant to which the cash portion of the proposed merger consideration was increased to provide for total cash consideration in an aggregate amount of $6.20 per MWE common unit (including certain converted equity awards).

The Amended Merger Agreement provides that at the effective time of the Merger (the “Effective Time”), each MWE common unit (including certain converted equity awards) issued and outstanding as of immediately prior to the Effective Time will be converted into the right to receive (i) 1.090 common units of MPLX representing limited partner interests in MPLX and (ii) cash in an amount of $6.20 per MWE common unit. MPC will contribute approximately $1,280 million in cash to MPLX to pay the aggregate cash consideration to MWE unitholders, without receiving any new equity from MPLX in exchange. The Merger is subject to certain customary conditions, including approval by MWE unitholders.

The foregoing summary of the Second Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Kayne Anderson Voting Agreement
In connection with the Second Amendment, each of Kayne Anderson Capital Advisors, L.P., which as of the close of business on October 5, 2015 (the “Record Date”), the record date for the MWE special meeting of common unitholders to be held on December 1, 2015 (the “MWE Special Meeting”), held 2,792,961 MWE common units (representing approximately 1.43% of the MWE common units entitled to vote at the MWE Special Meeting) and KA Fund Advisors, LLC, which as of the close of business on the Record Date, held 8,344,758 MWE common units (representing approximately 4.27% of the MWE common units entitled to vote at the MWE Special Meeting) entered into a Voting Agreement (the “Kayne Anderson Voting Agreement”) with MPLX, MPLX GP and Merger Sub, pursuant to which they have agreed, among other things, to vote (or cause to be voted) all MWE common units owned by them in favor of approving the Amended Merger Agreement. The Kayne Anderson Voting Agreement shall terminate upon termination of the Amended Merger Agreement and certain other specified events.

The foregoing description of the Kayne Anderson Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Kayne Anderson Voting Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.
Tortoise Voting Agreement
In connection with the Second Amendment, Tortoise Capital Advisors, L.L.C., which as of the close of business on the Record Date, held 11,499,731 MWE common units (representing approximately 5.89% of the MWE common units entitled to vote at the MWE Special Meeting) entered into a Voting Agreement (the “Tortoise Voting Agreement”) with MPLX, MPLX GP and Merger Sub, pursuant to which they have agreed, among other things, to vote (or cause to be voted) all MWE common units owned by them in favor of approving the Amended Merger Agreement. The Tortoise Voting Agreement shall terminate upon termination of the Amended Merger Agreement and certain other specified events.

The foregoing description of the Tortoise Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tortoise Voting Agreement, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference.

Item 8.01	Other Events.

On November 17, 2015, MPLX issued a joint press release with MWE announcing the execution of the Second Amendment.  A copy of the press release issued is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

2.1	Amendment Number 2 to Agreement and Plan of Merger, dated as of November 16, 2015, by and among MPLX, MPLX GP, MPC, MWE and Merger Sub.
10.1	Voting Agreement, dated as of November 16, 2015, by and among MPLX, MPLX GP, Merger Sub, Kayne Anderson Capital Advisors, L.P. and KA Fund Advisors, LLC.
10.2	Voting Agreement, dated as of November 16, 2015, by and among MPLX, MPLX GP, Merger Sub and Tortoise Capital Advisors, L.L.C.
99.1	Press release dated November 17, 2015, issued by MPLX and MWE.

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The Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws regarding MPLX, MPC, and MWE. These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations of MPLX, MPC, and MWE. You can identify forward-looking statements by words such as “anticipate,” “believe,” “estimate,” "objective," “expect,” “forecast,” "guidance," “imply,” "plan," “project,” "potential," “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. In addition to other factors described herein that could cause MPLX’s or MWE’s actual results to differ materially from those implied in these forward-looking statements, negative capital market conditions, including a persistence or increase of the current yield on common units, which is higher than historical yields, could adversely affect MPLX’s ability to meet its distribution growth guidance, particularly with respect to the later years of such guidance. Factors that could cause MPLX's or MWE’s actual results to differ materially from those implied in the forward-looking statements include: the ability to complete the proposed merger of MPLX and MWE on anticipated terms and timetable; the ability to obtain approval of the transaction by the unitholders of MWE and satisfy other conditions to the closing of the transaction contemplated by the merger agreement; risk that the synergies from the MPLX/MWE transaction may not be fully realized or may take longer to realize than expected; disruption from the MPLX/MWE transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of MWE or MPLX, as applicable; the adequacy of MPLX's and MWE's respective capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions, and the ability to successfully execute their business plans and implement their growth strategies; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; volatility in and/or degradation of market and industry conditions; completion of pipeline capacity by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC's obligations under MPLX’s commercial agreements; each company’s ability to successfully implement its growth plan, whether through organic growth or acquisitions; modifications to earnings and distribution growth objectives; federal and state environmental, economic, health and safety, energy and other policies and regulations; changes to MPLX’s capital budget; other risk factors inherent to MPLX or MWE’s industry; and the factors set forth under the heading "Risk Factors" in MPLX's Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with the Securities and Exchange Commission ("SEC"); and the factors set forth under the heading "Risk Factors" in MWE's Annual Report on Form 10-K for the year ended Dec. 31, 2014, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, filed with the SEC. These risks, as well as other risks associated with MPLX, MWE and the proposed transaction are also more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by MPLX and declared effective by the SEC on October 29, 2015. Factors that could cause MPC’s actual results to differ materially from those implied in the forward-looking statements include: risks described above relating to the MPLX/MWE proposed merger; changes to the expected construction costs and timing of pipeline projects; volatility in and/or degradation of market and industry conditions; the availability and pricing of crude oil and other feedstocks; slower growth in domestic and Canadian crude supply; an easing or lifting of the U.S. crude oil export ban; completion of pipeline capacity to areas outside the U.S. Midwest; consumer demand for refined products; transportation logistics; the reliability of processing units and other equipment; MPC’s ability to successfully implement growth opportunities; modifications to MPLX earnings and distribution growth objectives; federal and state environmental, economic, health and safety, energy and other policies and regulations; MPC’s ability to successfully integrate the acquired Hess retail operations and achieve the strategic and other expected objectives relating to the acquisition; changes to MPC’s capital budget; other risk factors inherent to MPC’s industry; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2014, filed with SEC. In addition, the forward-looking statements included herein could be affected by general domestic and international economic and political conditions. Unpredictable or unknown factors not discussed here, in MPLX’s Form 10-K, in MPC’s Form 10-K, or in MWE’s Form 10-K and Form 10-Qs could also have material adverse effects on forward-looking statements.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of MWE by MPLX. In connection with the proposed acquisition, MWE and MPLX have filed relevant materials with the SEC, including MPLX’s registration statement on Form S-4 that includes a definitive joint proxy statement/prospectus and was declared effective by the SEC on October 29, 2015. Investors and security holders are urged to read all relevant documents filed with the SEC, including the definitive joint proxy statement/prospectus, because they contain important information about the proposed transaction. Investors and security holders are able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov, or for free from MPLX LP at its website, http://ir.mplx.com, or in writing at 200 E. Hardin Street, Findlay, Ohio 45840, Attention: Corporate Secretary, or for free from MWE by contacting Investor Relations by phone at 1-(866) 858-0482 or by email at

investorrelations@markwest.com. Information contained on, or accessible through, these websites is not part of or incorporated by reference into this Current Report on Form 8-K.

Participants in the Solicitation
MPLX and MWE and their respective directors and executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of MWE common units with respect to the proposed transaction. Information about MPLX’s directors and executive officers is available in MPLX’s Annual Report on Form 10-K filed with the SEC on February 27, 2015 and MPLX’s current report on Form 8-K, as filed with the SEC on March 9, 2015. Information about MWE’s directors and executive officers is set forth in the proxy statement for MWE’s 2015 Annual Meeting of Common Unitholders, which was filed with the SEC on April 23, 2015 and MWE’s current reports on Form 8-K, as filed with the SEC on May 5, 2015, May 19, 2015 and June 8, 2015, and in the definitive joint proxy statement filed by MPLX, which was declared effective by the SEC on October 29, 2015. To the extent holdings of MWE securities have changed since the amounts contained in the definitive joint proxy statement filed by MPLX, which was declared effective by the SEC on October 29, 2015, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the definitive joint proxy statement and prospectus regarding the acquisition. These documents may be obtained free of charge from the SEC’s website http://www.sec.gov, or from MWE and MPLX using the contact information above.

Non-Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: November 17, 2015	By:	/s/ J. Michael Wilder
Name: J. Michael Wilder
Title: Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

2.1	Amendment Number 2 to Agreement and Plan of Merger, dated as of November 16, 2015, by and among MPLX, MPLX GP, MPC, MWE and Merger Sub.
10.1	Voting Agreement, dated as of November 16, 2015, by and among MPLX, MPLX GP, Merger Sub, Kayne Anderson Capital Advisors, L.P. and KA Fund Advisors, LLC.
10.2	Voting Agreement, dated as of November 16, 2015, by and among MPLX, MPLX GP, Merger Sub and Tortoise Capital Advisors, L.L.C.
99.1	Press release dated November 17, 2015, issued by MPLX and MWE.